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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 9134

                                 August 11, 2003
                Date or Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-10218                 13-3489233
(State of other jurisdiction of  (Commission file number)    (I.R.S. Employer
 incorporation or organization                              Identification No.)

                  250 STEPHENSON HIGHWAY, TROY, MICHIGAN 48083
                    (Address of principal executive offices)

                                 (248) 824-2500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On August 11, 2003, Collins & Aikman Corporation issued a press release, which is filed as an exhibit to this Form 8-K, announcing that its Board of Directors has appointed David A. Stockman, the Company's Chairman of the Board, to serve as a Chief Executive Officer in order for Mr. Stockman to take a more active role. The Company further announced that in light of Mr. Stockman's appointment Jerry Mosingo has resigned as President, Chief Executive Officer and a director of the Company. Mr. Mosingo's resignation will constitute a termination without cause pursuant to his employment agreement.

ITEM 7.


                  (c)  Exhibits.  the following exhibits are filed herewith:

                  EXHIBIT NO.         DESCRIPTION
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                  (99.1)              Press Release dated August 11, 2003

                  (99.2) Resignation and Separation Agreement between Jerry L. Mosingo and Collins & Aikman Corporation.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 15, 2003

                                      COLLINS & AIKMAN CORPORATION


                                      By: /s/ Jay Knoll
                                         ------------------------------------
                                          Name:  Jay Knoll
                                          Title Secretary and General Counsel



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                                  EXHIBIT INDEX


                  99.1          Press Release dated August 11, 2003

                  99.2 Resignation and Separation Agreement between Jerry L. Mosingo and Collins & Aikman Corporation.